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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Comcast Corporation and its subsidiaries on Forms S-3 and S-8 of our report dated February 22, 1996 relating to the financial statements of Scripps Cable appearing in Amendment Number 2 on Form 8-K/A dated
March 28, 1996 to E.W. Scripps' Report on Form 8-K dated December 28, 1995.


Registration Statements on Form S-8:
- ------------------------------------
Title of Securities Registered                    Registration Statement Number
- ------------------------------                    -----------------------------

The Comcast Corporation Retirement Investment Plan           33-41440

The Comcast Corporation Retirement Investment Plan           33-63223

Storer Communications Retirement Savings Plan                33-54365

Stock Option Plans                                           33-25105

Stock Option Plans                                           33-56903

Registration Statements on Form S-3:
- ------------------------------------

Title of Securities Registered                    Registration Statement Number
- ------------------------------                    -----------------------------

Senior Debentures; Senior Subordinated Debentures;
Subordinated Debentures; Preferred Stock, without
par value; Depository Shares representing Preferred Stock;
Class A Common Stock, $1.00 par value; Class A Special
Common Stock, $1.00 par value and Warrants                   33-40386

Class A Special Common Stock $1.00 par value                 33-46988

Senior Debentures, Senior Subordinated Debentures and
Subordinated Debentures                                      33-57410

Senior Debentures; Senior Subordinated Debentures;
Subordinated Debentures; Preferred Stock, without
par value; Depository Shares representing Preferred Stock;
Class A Common Stock, $1.00 par value; Class A Special
Common Stock, $1.00 par value and Warrants                   33-50785

/s/Deloitte & Touche LLP

Cincinnati, Ohio
April 10, 1996